Exhibit 99.1

ENTROPIC COMMUNICATIONS REPORTS THIRD QUARTER RESULTS

Conference Call to be Webcast Today at 1:30 p.m. Pacific Time

SAN DIEGO, Calif., October 24, 2012 — Entropic Communications, Inc. (NASDAQ: ENTR), a world leader in semiconductor solutions for the connected home, today reported its third quarter results for the period ended September 30, 2012. Entropic reported third quarter net revenues of $89.8 million, an increase of eight percent compared with $83.1 million in the second quarter of 2012.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company’s third quarter net income was $0.4 million, or $0.00 per share (diluted). This compares with GAAP net income of $0.2 million, or $0.00 per share (diluted) in the second quarter of 2012.

Non-GAAP net income in the third quarter of 2012 was consistent with the second quarter at $7.8 million, or $0.09 per share (diluted).

“Entropic delivered record quarterly revenue in Q3 with strength across our entire product portfolio,” said Patrick Henry, Entropic’s president and chief executive officer. “Momentum continues to build around the connected home market and we saw solid design-win traction during the quarter. We have a great portfolio of products, an expanding addressable market and we’re benefitting from one of the most significant trends impacting the industry: the transition to IP video delivery in the home.”

	Three Months ended
(In millions, except per share data)	September 30, 2012	June 30, 2012	September 30, 2011
Net revenues	$89.8	$83.1	$51.5
GAAP net income	$0.4	$0.2	$4.6
GAAP net income per share (basic and diluted)	$0.00	$0.00	$0.05

Non-GAAP net income[1]	$7.8	$7.8	$10.4
Non-GAAP net income per share[1] (diluted)	$0.09	$0.09	$0.12

1.	Please refer to “Non-GAAP Financial Measures” below and the financial statements portion of this press release for an explanation of the non-GAAP financial measures contained in the table above and a reconciliation of such measures to the comparable GAAP financial measures.

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ENTROPIC COMMUNICATIONS REPORTS THIRD QUARTER 2012 RESULTS	PAGE 2

Recent Highlights

Corporate Leadership

•	Leaders:

•	Mr. Vahid Manian joined Entropic as senior vice president of Global Operations. Manian leads Entropic’s technical and supply management operations, worldwide.

•	Mr. William G. Bock joined Entropic’s Board of Directors. Bock brings to Entropic’s Board a wealth of semiconductor sector, corporate leadership and board experience.

•

Board Affiliation: The RVU Alliance announced the election of Entropic to its Board of Directors. A member of the RVU Alliance, Entropic has actively supported the marketing and technical activities of the Alliance since its inception in August 2009, and has long-standing partnerships across the RVU Alliance ecosystem.

Industry Accolades

•

MoCA® (Multimedia over Coax Alliance) Innovation: The DIRECTV Home Media Center (HMC), based on the RVU protocol, was shortlisted as a finalist for the IBC Content Delivery Innovation Award. DIRECTV’s HMC uses Entropic’s MoCA silicon and software to enable the sharing and distribution of high definition (HD) content into and around the home.

Product Innovations

•

Entropic Demonstrated HTML5 Content Distribution with its Open Standards Set-Top-Box (STB) Platform Over a MoCA 2.0 Home Network: At both CableLabs Summer Conference 2012 and IBC2012, Entropic demonstrated the ability to run next-generation HTML5 consumer applications from an Entropic-based STB over an Entropic-powered MoCA 2.0 home network.

Service Provider/OEM Activities

•

EchoStar Now Shipping HD Satellite STBs Enabled by Entropic’s System-on-a-Chip (SoC) and Demodulator Technology: Entropic announced the deployment of its STB SoC and demodulator technology in three EchoStar models, currently being deployed at Bell Canada, Dish Mexico and Telus. Entropic’s technology enables EchoStar to offer fully-functional HD satellite STBs, which are PVR-ready via external hard drives. The devices also support over-the-top (OTT) and interactive applications via an Internet connection.

•

EchoStar’s Freeview+ HD Ultra Slim Box Features Entropic’s STB SoC: Entropic announced EchoStar’s Ultra Slim Box, an advanced HD digital TV recorder combining Freeview+ HD and access to Smart TV entertainment, uses Entropic’s highly-integrated, low-power STB SoC, the PNX849x, to deliver advanced performance and power management to execute heavyweight applications.

•

GlobalSat’s Hybrid STB Powered by Entropic’s SoC Solutions: Entropic announced its PNX8471 SoC will power GlobalSat’s GOOSAT S1-44HD, an advanced hybrid STB. The device leverages Entropic’s ARM® Cortex™-A9-based SoC for enhanced performance, security, and support for OTT video delivery.

•

Inverto Delivers Latest Generation Low Noise Block (LNB) Using Entropic’s Channel Stacking Switch (CSS): Entropic announced Inverto Digital Labs is deploying Entropic’s third-generation CSS silicon, the EN5288, in Inverto’s latest LNB solution for the Free-to-Air (FTA) and Pay-TV operator markets. The first product to market with Entropic’s EN5288, the Inverto LNB allows consumers to upgrade and extend existing satellite installations without the need to run additional in-home cabling.

ENTROPIC COMMUNICATIONS REPORTS THIRD QUARTER 2012 RESULTS	PAGE 3

•

Entropic Achieves CI+ Certification on IP4.tv Hybrid STB: Entropic announced it achieved Common Interface Plus (CI+) certification for IP4.tv’s latest IP+DVB-S2 hybrid STB, which enables Pay-TV operators to securely deliver HD premium broadcast and IP content between a Conditional Access Module (CAM) and IP4.tv’s hybrid STB. This particular STB is aimed at the Pay-TV operator market and was deployed with a major European operator in August 2012.

•

TiVo’s Premiere 4 Uses Entropic’s MoCA Technology: Entropic announced its MoCA silicon and software are powering the new TiVo® Premiere 4 DVR. The TiVo Premiere 4 leverages Entropic’s MoCA technology to transform the home’s coaxial infrastructure into a highly-efficient, robust and reliable whole-home entertainment network.

•

Entropic Seeds European Service Providers with MoCA Ethernet-to-Coax Adapters (ECAs) and STBs: Entropic announced multiple ECAs are using its MoCA silicon and software to support service providers throughout Europe. New Entropic-powered ECAs include devices from Asheridge Communications and Hirschmann Multimedia BV, as well as the Entropic-enabled Samsung MoCA-based gateway that is being deployed for a major European service provider this year.

For More Information

Entropic management will be holding a conference call today, October 24, 2012, at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time to discuss the Company’s results for the third quarter of fiscal 2012 and to provide guidance for the fourth quarter. You may access the conference call via any of the following:

Teleconference:	617-213-4860

Access Code:	78027545

Web Broadcast:	http://events.entropic.com/

Replay:	617-801-6888

Replay Passcode:	35589872

About Entropic Communications

Entropic Communications, Inc. (NASDAQ:ENTR) is a leading global provider of silicon and software solutions to enable connected home entertainment. The Company transforms how traditional HDTV broadcast and streaming video content is seamlessly, reliably, and securely delivered, processed, and distributed into and throughout the home. Entropic’s next-generation home connectivity and set-top box system-on-a-chip (SoC) solutions enable Pay-TV service providers to offer consumers a more captivating whole-home entertainment experience by delivering new, high-performing ways to connect, engage, and enjoy multimedia content. For more information, visit Entropic at: www.entropic.com.

ENTROPIC COMMUNICATIONS REPORTS THIRD QUARTER 2012 RESULTS	PAGE 4

Non-GAAP Financial Measures

This press release and the accompanying tables contain the following non-GAAP financial measures: net income and net income per share. These non-GAAP financial measures exclude the effects on the Statement of Operations of all forms of stock-based compensation, transaction and integration costs related to the Trident Microsystems and the PLX Technology transactions, amortization of intangible assets, the loss related to equity method investment, the impact of contingent consideration fair value adjustments related to the acquisition of PLX Technology assets, and the cash tax difference.

Management uses these non-GAAP financial measures to manage the Company’s business, including setting operating budgets and executive compensation plans. These non-GAAP measures are also used to (i) supplement the financial results and forecasts reported to the Company’s board of directors, (ii) evaluate the Company’s operating performance, (iii) compare the Company’s performance to internal forecasts, and (iv) manage the Company’s business and benchmarking performance internally. The non-GAAP measures have been made available to stockholders consistently in the past to provide transparency on how management manages the Company’s operating performance. Management believes that these non-GAAP operating measures are useful to investors, when used as a supplement to GAAP measures, in evaluating the Company’s ongoing operational performance.

The non-GAAP financial measures disclosed by the Company should not be considered in isolation or a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Forward-Looking Statements

Statements in this press release that are not strictly historical in nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding our expectations for Entropic’s market penetration and overall market expansion, continued and/or future revenue, earnings and product sales growth and the factors that may contribute to such growth including industry trends. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Entropic’s actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, our dependence on a limited number of supply chain partners for the manufacture of our products and other factors that could affect our ability to meet customer demand; our dependence on a limited number of customers for a substantial portion of our revenues; risks associated with adverse U.S. and international economic conditions; the ability of our customers or the service providers who purchase their products to successfully compete and continue to grow in their markets; the continued development of the market for HD video and other multi-media content delivery and networking solutions; risks associated with competing against larger and more established companies and our ability to compete successfully in the connected home entertainment market; risks associated with timely development and introduction of new or enhanced products including those associated with IP Video delivery; risks related to international operations; risks related to intellectual property, including third party licensing or patent infringement claims; risks associated with the Trident Microsystems and PLX Technology acquisitions including their integration into Entropic’s existing operations; and other factors discussed in the “Risk Factors” section of Entropic’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012. All forward-looking statements are qualified in their entirety by this cautionary statement. Entropic is providing this information as of the date of this release and does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

Entropic Communications® and the stylized Entropic “curve” logo are either trademarks or registered trademarks of Entropic Communications, Inc. in the United States and/or other countries.

ENTROPIC COMMUNICATIONS REPORTS THIRD QUARTER 2012 RESULTS	PAGE 5

Investor Relations Contact:

Debra Hart

+1 858.768.3852

debra.hart@entropic.com

Media/Industry Analyst Contact:

Chris Fallon

+1 858.768.3827

chris.fallon@entropic.com

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ENTROPIC COMMUNICATIONS, INC.

GAAP Condensed Consolidated Statements of Operations

(In thousands, except for per share information)

	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net revenues	$89,825	$83,052	$51,465	$231,980	$184,459
Cost of net revenues	45,778	40,197	22,996	111,886	82,581

Gross profit	44,047	42,855	28,469	120,094	101,878
Operating expenses:
Research and development	28,072	25,671	15,142	69,214	42,439
Sales and marketing	6,966	6,975	4,073	18,986	13,196
General and administrative	5,718	8,584	2,939	19,592	10,143
Amortization of intangibles	930	715	—	1,645	—

Total operating expenses	41,686	41,945	22,154	109,437	65,778

Income from operations	2,361	910	6,315	10,657	36,100
Loss related to equity method investment	(799)	(905)	(91)	(2,536)	(91)
Other income, net	31	246	224	567	626

Income before income taxes	1,593	251	6,448	8,688	36,635

Income tax provision	1,185	78	1,803	4,214	12,379

Net income	$408	$173	$4,645	$4,474	$24,256

Net income per share - basic	$0.00	$0.00	$0.05	$0.05	$0.28

Net income per share - diluted	$0.00	$0.00	$0.05	$0.05	$0.27

Weighted average number of shares used to compute net income per share - basic	88,399	87,991	86,541	87,913	85,993

Weighted average number of shares used to compute net income per share - diluted	90,885	89,484	88,884	89,918	89,165

ENTROPIC COMMUNICATIONS, INC.

GAAP Condensed Consolidated Balance Sheets

(In thousands)

	September 30, 2012	June 30, 2012	December 31, 2011
	(unaudited)	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,511	$22,435	$20,193
Marketable securities	90,560	92,536	91,625
Accounts receivable	36,104	41,491	25,896
Inventory	39,532	38,172	20,253
Deferred tax assets, current	13,658	14,785	13,565
Prepaid expenses and other current assets	23,323	29,692	9,927

Total current assets	225,688	239,111	181,459
Property and equipment, net	14,969	13,078	11,250
Long-term marketable securities	53,255	46,773	104,708
Intangible assets, net	49,953	43,708	—
Deferred tax assets, long-term	9,953	9,600	9,600
Goodwill	4,664	4,013	—
Other long-term assets	9,501	10,477	11,542

Total assets	$367,983	$366,760	$318,559

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,083	$29,683	$11,559
Accrued expenses and other current liabilities	16,005	12,683	4,078
Accrued payroll and benefits	13,057	11,727	3,835

Total current liabilities	49,145	54,093	19,472
Deferred rent	727	849	1,098
Other long-term liabilities	1,307	209	196
Stockholders’ equity	316,804	311,609	297,793

Total liabilities and stockholders’ equity	$367,983	$366,760	$318,559

ENTROPIC COMMUNICATIONS, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands, except for per share information)

This press release contains the following non-GAAP financial measures: net income and net income per share. The presentation of such measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Our non-GAAP net income and net income per share exclude the items listed below.

The following table sets forth such non-GAAP measures for the applicable periods as well as the reconciliation of such measures to the directly comparable GAAP measures for the periods shown.

	Three Months Ended			Nine Months Ended
	September 30, 2012	June 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
GAAP net income	$408	$173	$4,645	$4,474	$24,256
Non-GAAP adjustments:
Stock-based compensation:
Cost of net revenues	217	179	143	567	390
Research and development	2,030	1,894	1,533	5,554	4,597
Sales and marketing	675	585	517	1,679	1,445
General and administrative	1,283	977	933	3,182	2,994

Total stock-based compensation	4,205	3,635	3,126	10,982	9,426
Acquisition-related items:
Amortization of intangible assets:
Cost of net revenues	2,025	1,777	—	3,802	—
Operating expenses	930	715	—	1,645	—
Transaction and integration costs	183	2,754	—	4,484	—
Loss related to equity method investment	799	905	91	2,536	91
Adjustments to the fair value of PLX acquisition contingent consideration	230	—	—	230	—
Income tax effects of pre-tax adjustments	(2,930)	(3,425)	(1,126)	(8,288)	(3,331)
Cash tax difference (1)	1,899	1,301	3,653	6,357	14,607

Total of non-GAAP adjustments	7,341	7,662	5,744	21,748	20,793

Non-GAAP net income	$7,749	$7,835	$10,389	$26,222	$45,049

Weighted average shares (basic)	88,399	87,991	86,541	87,913	85,993
Adjustment for dilutive shares	2,486	1,493	2,343	2,005	3,172

Weighted average shares (diluted)	90,885	89,484	88,884	89,918	89,165

GAAP net income per share (basic)	$0.00	$—	$0.05	$0.05	$0.28
Non-GAAP adjustments detailed above	0.09	0.09	0.07	0.24	0.23

Non-GAAP net income per share (diluted)	$0.09	$0.09	$0.12	$0.29	$0.51

(1)	The Company’s non-GAAP net income per share is calculated using the cash tax rate of 22%, 22%, and (7%) for the three month periods ended September 30, 2012, June 30, 2012, and September 30, 2011, respectively. The Company’s non-GAAP net income per share is calculated using the cash tax rate of 19% and 2% for the nine month periods ended September 30, 2012, and 2011, respectively. The estimated cash tax rate is the estimated tax payable on the Company’s projected tax returns as a percentage of estimated annual non-GAAP pre-tax net income. The Company uses an estimated cash tax rate to adjust for the historical variation in the effective book tax rate associated with the reversal of valuation allowances, the utilization of research and development tax credits, and the utilization of loss carryforwards which currently have an overall effect of reducing taxes payable. The Company believes that the cash tax rate provides a more transparent view of its operating results. The Company’s effective tax rate used for the purposes of calculating GAAP net income for the three month periods ended September 30, 2012, June 30, 2012, and September 30, 2011 was approximately 74%, 31% and 28%, respectively. The Company’s effective tax rate used for the purposes of calculating GAAP net income for the nine month periods ended September 30, 2012 and 2011 was approximately 49% and 34%, respectively.